                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CONSOLIDATED-TOMOKA LAND CO.
- - - - - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - - - - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          CONSOLIDATED-TOMOKA LAND CO.
                             POST OFFICE BOX 10809
                       DAYTONA BEACH, FLORIDA 32120-0809

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 1995


To the Shareholders:

         The annual meeting of shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), will be held in the West Roof Room at Daytona Beach Hilton, 2637 South Atlantic Avenue, Daytona Beach, Florida, on Wednesday, May 3, 1995, at ten o'clock in the morning for the following purposes:

         1. To elect three directors to serve for a three-year term expiring at the annual meeting of shareholders to be held in 1998, or until their successors are elected and qualified.

         2. To consider and act upon a proposal to increase the number of authorized shares in the Company's 1990 Stock Option Plan for employees.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 15, 1995, are entitled to notice of, and to participate in and vote at the meeting.

         Daytona Beach Hilton has reserved a limited number of rooms at a special rate for shareholders attending our meeting. Shareholders who plan to attend are urged to reserve rooms promptly upon receipt of the meeting notice by calling 1-904-767-7350.

         A complete list of shareholders as of the record date will be available for shareholders' inspection at the Corporate Offices at 149 South Ridgewood Avenue, Daytona Beach, Florida, for at least ten days prior to the meeting.

                                 By Order of the Board of Directors

                                 Patricia Lagoni
                                 Secretary


Daytona Beach, Florida
March 31, 1995

         ALL SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. This proxy is revocable by you at any time before it is exercised by notifying the corporate secretary of the Company in writing or by submitting a properly executed, later-dated proxy. Signing a proxy will not affect your right either to attend the meeting and vote your shares in person or to give a later proxy.

A COPY OF THE COMPANY'S MOST RECENT FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY, P. O. BOX 10809, DAYTONA BEACH, FLORIDA 32120-0809.

                          CONSOLIDATED-TOMOKA LAND CO.
                                PROXY STATEMENT

                                  INTRODUCTION

         This proxy statement and the enclosed form of proxy are being sent to the shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), on or about March 31, 1995, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, May 3, 1995 (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying notice of annual meeting. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by sending written notice to the Secretary of the Company, by submitting a properly executed, later-dated proxy, or by attending the annual meeting and electing to vote in person.

         The cost of preparing, assembling, and mailing material in connection with this solicitation will be borne by the Company.

         At the close of business on March 15, 1995, there were 6,261,272 shares of common stock, $1 par value, of the Company outstanding. Each holder of common stock of record on that date is entitled to one vote for each share held by such shareholder on every matter submitted to the meeting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting for the election of directors, which is permitted but not required by Florida law.

         As of February 21, 1995, Baker, Fentress & Company ("Baker Fentress"), a publicly owned, closed-end investment company, located at Madison Plaza, Suite 3510, 200 West Madison Street, Chicago, Illinois 60606, owned beneficially 5,000,000 shares (79.9%) of the outstanding shares of common stock
of the Company.   These shares were owned of record by Cede & Co., a nominee of
Depository Trust Company, for the account of Baker Fentress. Baker Fentress has sole voting and dispositive power with respect to these shares. No other person owned of record, or was known by management to own beneficially, more than 5% of the Company's outstanding common stock as of February 21, 1995.

         As of February 21, 1995, Baker Fentress had 26,441,682 shares of its $1 par value common stock outstanding. As of that date, 2,969,647 shares (11.2%) of the common stock of Baker Fentress were held by the officers and directors of Baker Fentress as a group with power over voting or disposition of the shares.

         See "Interests in Stock" below for information as to the beneficial ownership of common stock of the Company and of Baker Fentress as of February 21, 1995 by each director of the Company and by all directors and officers as a group.

         The shareholders of Consolidated-Tomoka Land Co., a Delaware Corporation ("Delaware Corporation"), at the 1993 annual meeting of shareholders approved a change of the Company's corporate domicile from Delaware to Florida, which was accomplished through a merger of the Delaware Corporation with and into its wholly owned subsidiary, CTLC, Inc., a Florida corporation, followed by a change in the surviving corporation's name to
Consolidated-Tomoka Land Co.   All references in this Proxy Statement to dates
of service or actions of the board of directors or shareholders are to the Company including its predecessor, Consolidated-Tomoka Land Co., a Delaware Corporation.


                     PROPOSAL NO. 1  ELECTION OF DIRECTORS

         The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal as possible. At the 1995 annual meeting of shareholders, three Class I directors are to be elected, each to hold office until the annual meeting of shareholders to be held in 1998, or until their successors are elected and qualified.

         The Company has no nominating committee other than the Board of Directors for the selection of candidates to serve as directors. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the persons named below who have been designated by the Board of Directors as nominees for Class I unless authority to do so is withheld.

         All nominees for election as directors are now directors, each having been elected by the shareholders at the April 1992 annual meeting. Each nominee has indicated his willingness to serve if elected. If any nominee should be unable to serve, which is not now anticipated, the proxy will be voted for such other persons as shall be determined by the persons named in the proxy in accordance with their judgment.

         THE ELECTION OF MESSRS. ADAMS, ALLEN, AND PETERSON WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES PRESENT OR REPRESENTED AT THE MEETING. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. ADAMS, ALLEN, AND PETERSON AS DIRECTORS IN CLASS I. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE. ABSTENTIONS WILL BE TREATED AS SHARES REPRESENTED AT THE MEETING AND THEREFORE WILL BE THE EQUIVALENT OF A NEGATIVE VOTE, AND BROKER NON-VOTES WILL NOT BE CONSIDERED AS SHARES REPRESENTED AT THE MEETING.


         Additional information concerning the nominees and the directors who are continuing in office appears below.

  NAME,
AGE AT JANUARY 31, 1995,                                         CLASS AND        OTHER
AND PRINCIPAL OCCUPATION                       DIRECTOR          EXPIRATION       BUSINESS
SINCE JANUARY 1, 1990                          SINCE             OF TERM          AFFILIATIONS
- - - - - ------------------------                       --------          ----------       ------------
JOHN C. ADAMS, JR.-AGE 58(2)                   1977              I                Director, Hilb,
  Chairman of the board                                          1995             Rogal and Hamilton
  of Hilb, Rogal and Hamilton                                                     Company, Richmond,
  Company of Daytona Beach,                                                       Virginia
  Inc. (an insurance Agency),
  chief executive officer from
  January 1990 until January
  1993; executive vice president
  and chief operating officer
  since January 1993 of
  Hilb, Rogal and Hamilton Company,
  Richmond, Virginia, executive vice
  president operations from January
  1991 until December 1992

BOB D. ALLEN-AGE 60(1)                         1990              I                Director, First Union
  President and chief                                            1995             Corporation of Florida,
  executive officer of the                                                        First Union National Bank
  Company since March 1990; prior                                                 of Florida, and Baker,
  thereto, vice chairman of First                                                 Fentress & Company
  Union Corporation (bank holding
  company)

  NAME,
AGE AT JANUARY 31, 1995,                                         CLASS AND        OTHER
AND PRINCIPAL OCCUPATION                       DIRECTOR          EXPIRATION       BUSINESS
SINCE JANUARY 1, 1990                          SINCE             OF TERM          AFFILIATIONS
- - - - - ------------------------                       --------          ----------       ------------
JACK H. CHAMBERS-AGE 64(3)                     1986              III              Director, Mobile
  Of Counsel to Law Firm of Foley                                1997             America Corporation
  & Lardner since September 1994;
  President and chief executive
  office of Koger Properties Inc.
  from July 1991 to December 1993;
  From January 1994 to September
  1994 and prior to July 1991,
  real estate consultant and investor

JAMES P. GORTER-AGE 65                         1988              II               Director, Baker,
  Chairman of the board                                          1996             Fentress & Company,
  of Baker, Fentress & Company;                                                   Caterpillar, Inc.,
  limited partner of Goldman,                                                     and American
  Sachs & Co. (investment bankers)                                                Electronic Components,
                                                                                  Inc. (manufacturer of
                                                                                  electronic and electric
                                                                                  components)

WILLIAM O. E. HENRY-AGE 67(3)                  1977              III              None
  Practicing attorney and                                        1997
  partner in law firm of
  Holland & Knight, counsel
  for the Company

ROBERT F. LLOYD-AGE 59(2)                      1991              II               None
  Chairman of the board and                                      1996
  chief executive officer of
  Lloyd Buick-Cadillac Inc.
  since July 1991; prior thereto,
  general manager.

JOHN H. PACE, JR.-AGE 77(3)                    1968              III              None
  Chairman of Cardinal                                           1997
  Investment Company (investor
  in securities and real
  estate)

DAVID D. PETERSON-AGE 63(1)                    1984              I                Director, Baker,
  Chairman of the board of the                                   1995             Fentress & Company, American
  Company, chief executive                                                        Electronic Components, Inc. (Manu-
  officer from January 1989                                                       facturer of electronic and
  until March 1990; president                                                     electric components), and Elco
  and chief executive officer                                                     Industries (manufacturer of
  of Baker, Fentress & Company                                                    industrial fasteners and plastic
  (a publicly owned, closed-end                                                   and metal components)
  investment company)

NAME,
AGE AT JANUARY 31, 1995,                                         CLASS AND        OTHER
AND PRINCIPAL OCCUPATION                       DIRECTOR          EXPIRATION       BUSINESS
SINCE JANUARY 1, 1990                          SINCE             OF TERM          AFFILIATIONS
- - - - - ------------------------                       --------          ----------       ------------
BRUCE W. TEETERS-AGE 49                        1990              II               None
  Senior vice president-finance                                  1996
  and treasurer of the Company

- - - - - ---------------

(1) Member of the executive committee of the Company, which had one meeting in 1994. The executive committee has the authority during intervals between meetings of the Board of Directors to exercise power on matters designated by the Board.

(2) Member of the compensation and stock option committee, which had one meeting in 1994.

(3) Member of the audit committee, which had one meeting in 1994. The committee meets with representatives of the Company's independent public accountants to determine the scope of each audit and review the results.

         During 1994, the Board of Directors held one regular and three special meetings. Each outside director, except Mr. Peterson, received a fee of $1,000 for each board meeting he attended in 1994. Each outside director received, in addition to meeting fees, an annual retainer of $12,000, payable quarterly, except for Mr. Peterson who, in 1994, received an annual fee of $25,000, payable quarterly, in lieu of directors' fees. Members of the audit and compensation and stock option committees also received $500 for each meeting of those committees attended in 1994.

         Effective January 1, 1995, meeting fees for the Audit and Compensation and Stock Option Committees were increased to $1,000 per meeting.

         All members of the Board attended at least 75% of the meetings of the Board and all committees on which they served.

                               INTERESTS IN STOCK

         The following table contains information at February 21, 1995 on the number of shares of common stock of the Company and of its 79.9% majority shareholder, Baker, Fentress & Company, of which each director and each officer named in the Summary Compensation Table set forth elsewhere in this Proxy Statement had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. The table also sets forth information with respect to all persons known by the Company to own beneficially more than 5% of the Company's common stock as of February 21, 1995:

                                    POWER OVER VOTING
                                     AND DISPOSITION                    AGGREGATE
SHARES OF                       ------------------------        ------------------------
CONSOLIDATED-TOMOKA LAND CO.       SOLE           SHARED          SHARES         PERCENT
- - - - - ----------------------------    ---------         ------        ---------        -------
Baker, Fentress & Company       5,000,000             --        5,000,000         79.9%
  Madison Plaza, Suite 3510
  200 West Madison Street
  Chicago, Illinois 60606
John C. Adams, Jr.                     --          6,600(1)         6,600(1)       0.1%
Bob D. Allen                      107,620(2)          --          107,620(2)       1.7%
Jack H. Chambers                      194          1,200            1,394           --
James P. Gorter                     2,400          4,000            6,400          0.1%
William O. E. Henry                   500             --              500           --
Robert F. Lloyd                       500             --              500           --
John H. Pace, Jr.                     400             --              400           --
David D. Peterson                   4,000             --            4,000           --
Bruce W. Teeters                   17,600(2)         604           18,204(2)       0.3%
Directors and Officers
 as a group (16 persons)          135,542(2)      19,620          155,162(2)       2.5%

                                     POWER OVER VOTING
                                      AND DISPOSITION                   AGGREGATE
SHARES OF                         ----------------------        ------------------------
BAKER, FENTRESS & COMPANY          SOLE           SHARED          SHARES         PERCENT
- - - - - -------------------------         -------        -------        ---------        -------
John C. Adams, Jr.                     --          3,071            3,071           --
Bob D. Allen                       23,554         29,305           52,859          0.2%
Jack H. Chambers                       --             --               --           --
James P. Gorter                   123,030        433,748          556,778          2.1%
William O. E. Henry                    --             --               --           --
Robert F. Lloyd                        --             --               --           --
John H. Pace, Jr.                 488,421             --          488,421          1.8%
David D. Peterson                  26,925             --           26,925          0.1%
Bruce W. Teeters                       --            893              893           --
Directors and Officers
 as a group (16 persons)          662,935        468,062        1,130,997          4.3%

(1) Does not include 4,400 shares held in trust for his wife who has sole voting and disposition power over these shares.
(2) Includes shares subject to options that are currently exercisable or exercisable within 60 days of February 27, 1995: Bob D. Allen, 88,000 shares; Bruce W. Teeters, 17,600 shares; and executive officers as a group, 105,600 shares.

                             EXECUTIVE COMPENSATION

         The sections which follow provide extensive information pertaining to the compensation of the executive officers of the Company. This information is introduced in the Compensation Committee Report on Executive Compensation set forth below which describes the policies and components of the Company's Compensation Program.

         To provide a context for considering the detailed compensation data, as well as the policies of the Compensation Committee, there is set forth immediately below information as to the cumulative shareholder return on the Company's Common Stock. The graph compares the yearly percentage change in this return with that of the American Stock Exchange Composite Index and the Real Estate Industry Index.


          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
              AMONG CONSOLIDATED-TOMOKA LAND CO., AMERICAN STOCK
                EXCHANGE INDEX, AND REAL ESTATE INDUSTRY INDEX

  MEASUREMENT PERIOD                                     AMEX           REAL ESTATE
  (FISCAL YEAR COVERED)                 CTO             INDEX         INDUSTRY INDEX
  ---------------------                 ---             -----         --------------
                                          $                $                 $

Measurement Pt. - 12/31/89               100               100               100

FYE  12/31/90                          58.29             81.51             51.69

FYE  12/31/91                          58.68            104.51             62.64

FYE  12/31/92                          65.17            105.62             77.17

FYE  12/31/93                          77.69            126.19            113.09

FYE  12/31/94                          65.49            114.72            116.40

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

         The Compensation and Stock Option Committee of the Board of Directors consists solely of independent, outside directors and met one time during 1994. The committee reviews and approves salary adjustments for officers and key personnel with salaries in excess of $50,000, administers the Company's Stock Option Plan, and makes recommendations to the Board with respect to the Company's Compensation Program for the executive officers named in the following Summary Compensation Table. The two individuals named in the Summary Compensation Table are the only persons earning more than $100,000 in annual compensation who fall within the Securities and Exchange Commission definition of executive officers.

         The annual compensation program includes base pay plus an incentive program to reward key management employees who are in a position to make substantial contributions to the success or the growth of the Company and its subsidiaries. The Company seeks to provide through this program compensation opportunities that are competitive and directly related to Company performance. All participants in the incentive plan were approved by the compensation committee. There were 18 participants in the plan during 1994.

         The executive officers are evaluated on performance, corporate and individual, based on a management by objectives system. Corporate performance is based on the Company's growth in earnings per share and progress on projects and activities which will have a major effect on future earnings. Individual performance includes implementation of goals and objectives, strategic planning, civic involvement, and public affairs. Base pay is designed to provide competitive rewards for the normal duties associated with the individual's job description. The incentive pay component is designed to stimulate actions that contribute to improved operating and financial results. The incentive awards are based on the achievement of predetermined corporate and individual performance goals.

         The Summary Compensation Table shows the incentive awards (Bonus in the Table) to the named executive officers for the past three years. For 1994, the goals for all executive officers included an overall operating and financial performance target measured by net income plus additional quantitative indicators. In addition to the 1994 quantified objectives, the Committee evaluated performance against predetermined qualitative objectives in determining the amount of incentive awards.

         The Summary Compensation Table shows the Options/SAR (Stock Appreciation Right) Grants to the named executive officers for the past three years. The exercise price of the options granted was equal to the market value of the underlying common stock on the date of the grant. Therefore, the value of these grants to the officers is dependent solely upon the future growth in share value of the Company's Common Stock. The stock appreciation right entitles the optionee to receive a supplemental payment which at the election of the Committee may be paid in whole or in part in cash or in shares of common stock equal to all or a portion of the spread between the exercise price and the fair market value of the underlying shares at the time of exercise.

         The Company's CEO, Mr. Allen, received a 4% increase in base pay determined by salary surveys which indicated such an increase was appropriate to maintain a competitive salary structure. Mr. Allen received a bonus of $75,000 which was 66.7% percent more than the amount received in 1994 primarily due to the improved operating results of the Company. Mr. Allen's individual objectives were met or exceeded in all other major categories of performance.

         The Committee believes that the components of salary, stock options/SARs, and incentive awards are fair, competitive, and in the best interest of the Company. Specific salary and incentives are disclosed in the Summary Compensation Table and the Options/SAR Grants in Last Fiscal Year Table.

         By the Compensation Committee: John C. Adams, Jr., Chairman, and Robert F. Lloyd

                         SUMMARY COMPENSATION TABLE(a)

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                                                           ------------
                                                                                              AWARDS
                                                                                              ------
NAME AND PRINCIPAL              FISCAL                                 OTHER ANNUAL         #OPTIONS/
     POSITION                    YEAR       SALARY      BONUS         COMPENSATION(b)          SARS
- - - - - ------------------              ------      ------      -----         ---------------      -----------
Bob D. Allen                     1994      $236,500     $75,000           $4,510              20,000
President and                    1993       227,136      45,000            3,843              20,000
Chief Executive Officer          1992       218,400      70,000            3,636              32,000(c)


Bruce W. Teeters                 1994      $148,488     $15,000           $1,740               8,000
Senior Vice President-           1993       142,776       9,000            1,733               8,000
Finance & Treasurer              1992       137,280      35,000            1,473               8,000

(a)  12/31 Fiscal Year
(b) Other compensation includes personal use of company automobile and premium for term life insurance exceeding $50,000.
(c) Shares offset by a termination of option to purchase 12,000 shares awarded under April 26, 1990 grant.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                 % OF TOTAL                                        POTENTIAL REALIZABLE
                                OPTIONS/SARS                                         VALUE AT ASSUMED
                       #         GRANTED TO             PER SHARE                 ANNUAL RATES OF STOCK
                 OPTIONS/SARS   EMPLOYEES IN   DATE OF   EXERCISE    EXPIRATION     PRICE APPRECIATION
NAME              GRANTED(a)     FISCAL YEAR    GRANT     PRICE         DATE         FOR OPTION TERM
- - - - - ----             ------------   ------------   -------  ---------    ----------   ---------------------
                                                                                      5%          10%
                                                                                   --------    --------
Bob D. Allen        20,000          41.7%      01/25/95   $12.12     01/25/05      $152,444    $386,323
Bruce W. Teeters     8,000          16.7%      01/25/95    12.12     01/25/05        60,978     154,529

(a) 20% of options become exercisable one year from the grant date. Options vest 20% per year over the first five years and the options expire ten years from the grant date.

DEFERRED COMPENSATION PLANS

         Under the Company's Unfunded Deferred Compensation Plan, effective July 1, 1981, fees earned by directors for service on the Board and its committees may be deferred until the director attains seventy years of age or ceases to be a member of the Board, whichever occurs first. Under a similar plan effective October 25, 1982, officers and key employees of the Company may elect to defer all or a portion of their earnings until such time as the participant ceases to be an officer or key employee. All sums credited to a participating director, officer, or employee under either of these plans may be distributed in a lump sum or in installments over not more than ten calendar years following the end of the deferral period. The participant will be entitled to elect the size of the installments and the period over which they will be distributed. The deferred compensation accrues interest annually at the average rate of return earned by the Company on its short-term investments. Compensation deferred pursuant to these plans during 1994 by officers named in the compensation table above is included in the table.

TERMINATION AGREEMENTS

         On July 3, 1990, the Company's Board of Directors approved a form of Termination Agreement to be entered into between the Company and certain of its key employees. Pursuant to this agreement, if, after a change in control of the Company has occurred, the key employee's employment by the Company is terminated (a) by the Company other than for cause, disability, or retirement or (b) by the key employee for good reason, then the key employee would be entitled to severance pay in an amount equal to two times such employee's annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the date of termination. The Termination Agreements expired in 1994 in accordance with their terms (i.e. four (4) years after the dates of the Agreements, during which no change in control had occurred).

PENSION PLAN

         The amount of the Company's contributions or accrual on behalf of any particular participant in the pension plan cannot readily be determined. The following table shows the estimated annual benefit payable under the pension plan (utilizing present levels of Social Security benefits) upon retirement to persons in a range-of-salary and years-of-service classification:

                               PENSION PLAN TABLE



                           Final                          Years of Service
                          Average          -----------------------------------------------
                        Earnings as          10           20            30            35
                         of 1/1/94         NRA 65       NRA 65        NRA 65        NRA 65
                        -----------        ------       ------        ------        ------
                             $               $            $             $             $
                          100,000          16,541       33,083        49,624        57,894
                          125,000          21,041       42,083        63,124        73,644
                          150,000          25,541       51,083        76,624        89,394
                          175,000*         25,541       51,083        76,624        89,394
                          200,000*         25,541       51,083        76,624        89,394
                          225,000*         25,541       51,083        76,624        89,394
                          250,000*         25,541       51,083        76,624        89,394
                          300,000*         25,541       51,083        76,624        89,394
                          350,000*         25,541       51,083        76,624        89,394
                          400,000*         25,541       51,083        76,624        89,394

NRA = normal retirement age
Calendar year of 65th birthday = 1994
1994 Social Security covered compensation = $24,312.
Pension Earnings are Subject to IRC Section 401(a)17 Salary Limitation of $150,000.
*Pension Benefit is Subject to IRC Section 415 Benefit Limitation of $118,800.

         As of December 31, 1994, the executive officers named in the compensation table above are expected to be credited with years of service under the amended plan as follows: Mr. Allen, 4 years, and Mr. Teeters, 15 years.

       PROPOSAL NO. 2:  APPROVAL OF INCREASE IN STOCK OPTION PLAN SHARES

         At their 1990 annual meeting, the Company's shareholders approved a Stock Option Plan ("The Plan"), pursuant to which 330,000 shares (adjusted for the 100% Stock dividend distributed on August 17, 1992) of the Company's common stock were approved for issue. The purpose of The Plan, which is administered by the compensation and stock option committee ("Committee") chosen by the Board of Directors, is to further the interest of the Company, its subsidiaries, and its shareholders by providing incentives to key employees who contribute materially to the success and profitability of the Company. All hourly and salaried employees of the Company and its subsidiaries, who are designated by the Committee in its sole discretion to be key employees, are eligible to participate in The Plan.

         The Plan provides for the grant of (a) incentive stock options, which satisfy the requirements of Section 422A of the Internal Revenue Code, and (b) nonqualified options, which are not entitled to favorable tax treatment under
Section 422A.

         A total of 62,000 shares was available for grant under The Plan at December 31, 1994. Non-qualified options to purchase an aggregate of 48,000 shares were awarded on January 25, 1995 to six key employees, reducing the total available shares subject to The Plan to 14,000. Since the adoption of The Plan in 1990, the following persons have been granted options thereunder:
Mr. Allen (options covering 160,000 shares); Mr. Teeters (42,000 shares); and all other employees of the Company or its subsidiaries, as a group (114,000 shares, among a total of 5 persons).

         At the 1995 annual meeting of Shareholders, a proposal to approve an increase in the number of shares of the Company's common stock subject to the Plan from 330,000 shares previously authorized to 530,000 shares will be submitted for shareholder approval. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required
for approval of the increase.   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN
FAVOR OF THE INCREASE. UNLESS A CONTRARY SPECIFICATION IS INDICATED, THE ENCLOSED PROXY WILL BE VOTED IN FAVOR OF SUCH APPROVAL.

                              SECTION 16 REPORTING

         During 1994, Patricia Lagoni was subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to filing reports of ownership and change in ownership concerning a registered class of equity securities of the Company and she failed on one occasion to file a timely report required by Section 16(a) of the Exchange Act. A late Form 4 was filed on January 20, 1995 for Patricia Lagoni, a vice president of the Company, reporting a donation of stock on December 15, 1994.

                             SHAREHOLDER PROPOSALS

         Regulations of the Securities and Exchange Commission require that proxy statements disclose the date by which shareholder proposals must be received by the corporate secretary of the Company in order to be included in the Company's proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 1996 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 1, 1995. To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

                                 ANNUAL REPORT

         The Company's annual report to shareholders for the fiscal year ended December 31, 1994 accompanies this proxy statement. Additional copies may be obtained by writing to the Company at Post Office Box 10809, Daytona Beach, Florida 32120-0809.


                                 OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

Dated:  March 31, 1995

                                                                     APPENDIX A

                                AMENDMENT NO. 1
                                       TO
                          CONSOLIDATED-TOMOKA LAND CO.
                               STOCK OPTION PLAN
                            (AMENDED APRIL 28, 1993)



                 Section 2(c) of said plan is amended as follows:

                 2. (c) "Committee" means the Committee consisting of two (2) or more persons appointed by the Board. If no Committee is appointed, the term "Committee" means the Board, except in those instances where the text clearly indicates otherwise.

                          CONSOLIDATED-TOMOKA LAND CO.

                               STOCK OPTION PLAN

                           (Effective April 26, 1990)





                                  Prepared by:

                                Holland & Knight
                            800 North Magnolia Ave.
                                  Penthouse A
                              Post Office Box 1526
                             Orlando, Florida 32802
                                 (407) 425-8500





                        Copyright  Holland & Knight 1990

                               Table of Contents

1.  Purpose . . . . . . . . . . . . . . . . . . . . . . . . . .       1

2.  Definitions . . . . . . . . . . . . . . . . . . . . . . . .       1
    (a)  "Board"  . . . . . . . . . . . . . . . . . . . . . . .       1
    (b)  "Code" . . . . . . . . . . . . . . . . . . . . . . . .       1
    (c)  "Committee"  . . . . . . . . . . . . . . . . . . . . .       1
    (d)  "Common Stock" . . . . . . . . . . . . . . . . . . . .       1
    (e)  "Company"  . . . . . . . . . . . . . . . . . . . . . .       1
    (f)  "Continuous Service" . . . . . . . . . . . . . . . . .       1
    (g)  "Date of Grant"  . . . . . . . . . . . . . . . . . . .       2
    (h)  "Employee" . . . . . . . . . . . . . . . . . . . . . .       2
    (i)  "Fair Market Value"  . . . . . . . . . . . . . . . . .       2
    (j)  "Incentive Stock Option" . . . . . . . . . . . . . . .       2
    (k)  "Option" . . . . . . . . . . . . . . . . . . . . . . .       2
    (l)  "Option Period"  . . . . . . . . . . . . . . . . . . .       2
    (m)  "Optionee" . . . . . . . . . . . . . . . . . . . . . .       2
    (n)  "Plan" . . . . . . . . . . . . . . . . . . . . . . . .       3
    (o)  "Share"  . . . . . . . . . . . . . . . . . . . . . . .       3
    (p)  "Stock Appreciation Right" . . . . . . . . . . . . . .       3
    (q)  "Subsidiary" . . . . . . . . . . . . . . . . . . . . .       3

3.  Administration  . . . . . . . . . . . . . . . . . . . . . .       3

4.  Shares Subject to Option  . . . . . . . . . . . . . . . . .       4

5.  Participants  . . . . . . . . . . . . . . . . . . . . . . .       4
    (a)  Eligible Employees . . . . . . . . . . . . . . . . . .       4
    (b)  No Right of Employment . . . . . . . . . . . . . . . .       4

6.  Option Requirements . . . . . . . . . . . . . . . . . . . .       4
    (a)  Written Option . . . . . . . . . . . . . . . . . . . .       4
    (b)  Duration of Option . . . . . . . . . . . . . . . . . .       4
    (c)  Option Exercisability  . . . . . . . . . . . . . . . .       5
    (d)  Acceleration of Vesting  . . . . . . . . . . . . . . .       5
    (e)  Exercise Price . . . . . . . . . . . . . . . . . . . .       5
    (f)  Termination of Services  . . . . . . . . . . . . . . .       5
    (g)  Death  . . . . . . . . . . . . . . . . . . . . . . . .       6
    (h)  Retirement . . . . . . . . . . . . . . . . . . . . . .       6
    (i)  Disability . . . . . . . . . . . . . . . . . . . . . .       6

7.  Incentive Stock Options . . . . . . . . . . . . . . . . . .       6
    (a)  Ten Percent Shareholders . . . . . . . . . . . . . . .       6
    (b)  Prior Outstanding Options  . . . . . . . . . . . . . .       6
    (c)  Maximum Option Grants  . . . . . . . . . . . . . . . .       6

8.  Nonstatutory Options  . . . . . . . . . . . . . . . . . . .       7
    (a)  Exercise Price . . . . . . . . . . . . . . . . . . . .       7
    (b)  Option Exercisability  . . . . . . . . . . . . . . . .       7

9.  Stock Appreciation Rights . . . . . . . . . . . . . . . . .       7
    (a)  Exercise . . . . . . . . . . . . . . . . . . . . . . .       7
    (b)  Forfeiture of SAR  . . . . . . . . . . . . . . . . . .       7
    (c)  Termination of SARs  . . . . . . . . . . . . . . . . .       7
    (d)  Payment on Exercise  . . . . . . . . . . . . . . . . .       8

10.  Method of Exercise . . . . . . . . . . . . . . . . . . . .       8

11.  Taxes; Compliance with Law; Approval of Regulatory
     Bodies . . . . . . . . . . . . . . . . . . . . . . . . . .       8

12.  Assignability  . . . . . . . . . . . . . . . . . . . . . .       9

13.  Adjustment Upon Change of Shares . . . . . . . . . . . . .       9

14.  Change in Control  . . . . . . . . . . . . . . . . . . . .       9

15.  Liability of the Company . . . . . . . . . . . . . . . . .      10

16.  Amendment and Termination of Plan  . . . . . . . . . . . .      10

17.  Expenses of Plan . . . . . . . . . . . . . . . . . . . . .      10

18.  Duration of Plan . . . . . . . . . . . . . . . . . . . . .      10

19.  Applicable Law . . . . . . . . . . . . . . . . . . . . . .      10

20.  Effective Date . . . . . . . . . . . . . . . . . . . . . .      10

                          CONSOLIDATED-TOMOKA LAND CO.

                               STOCK OPTION PLAN

                           (Effective April 16, 1990)

         1. Purpose. The purpose of this Stock Option Plan (the "Plan") is to further the interest of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock option and stock appreciation right grants to key employees who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This program will also assist the Company and its subsidiaries in attracting and retaining key persons. The options granted under this Plan may be incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or nonstatutory options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

         2.      Definitions.  The following definitions shall apply to this
Plan:

                 (a)      "Board" means the board of directors of the Company.

                 (b) "Code" means the Internal Revenue Code of 1986, as amended.

                 (c)      "Committee" means the Committee consisting of three
(3) or more persons appointed by the Board. If no Committee is appointed, the term "Committee" means the Board, except in those instances where the text clearly indicates otherwise.

                 (d) "Common Stock" means the Common Stock, par value one dollar ($1.00) per share, of the Company or such other class of shares or securities as to which the Plan may be applicable pursuant to Section 13 herein.

                 (e)      "Company" means Consolidated-Tomoka Land Co.

                 (f) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or, in the case of transfers between locations of the Company or between the Company, its parent, its subsidiaries or its successor.

                 (g) "Date of Grant" means the date on which the Committee grants an Option.

                 (h) "Employee" means any person employed on an hourly or salaried basis by the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

                 (i) "Fair Market Value" means the fair market value of the Common Stock on the Date of Grant. If the Common Stock is not publicly traded, the Board shall determine the fair market value of the Shares as of the Date of Grant by using such factors as the Board considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company's current and projected earnings. If the Common Stock is publicly traded, the fair market value is the mean between the closing bid and asked prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") on the Date of Grant, regardless of trades on that date, or if the Common Stock is listed on a stock exchange, the mean between the high and low sales prices of the stock on that date, as reported in the Wall Street Journal. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value. Notwithstanding the foregoing, should any nonstatutory Option be granted during the ninety (90) day period beginning on March 8, 1990, "Fair Market Value" for all purposes related to Shares or SARs subject to such Option shall be determined as of March 8, 1990.

                 (j) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422A of the Code and that entitles the Options to purchase stock of the Company or in a corporation that at the time of grant of the option was a parent or subsidiary of the Company or a predecessor corporation of any such corporation.

                 (k) "Option" means a stock option granted pursuant to the Plan.

                 (l) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth (10th) anniversary of the Date of Grant or such shorter ending date as is set by the Committee and set forth in the stock option agreement between the Company and an Optionee.

                 (m)      "Optionee" means an Employee who receives an Option.

                 (n) "Plan" means the Consolidated-Tomoka Land Co. Stock Option Plan.

                 (o) "Share" means the Common Stock, as adjusted in accordance with paragraph 13 or the Plan.

                 (p) "Stock Appreciation Right" or "SAR" means the right to receive a portion of the amount by which the fair market value of the SAR's related Share at the time the related Option is exercised exceeds the price paid for the Share, determined in accordance with the following equation (for the purpose of the following equation, "Appreciation" equals the amount by which the fair market value of the SAR's related Share at the time the related Option is exercised exceeds the price paid for the Share, and "Tax Rate" equals the Optionee's tax rate as determined by the Code at the time the SAR is exercised):

                          Appreciation   - Appreciation = SAR Value
                          ------------
                          1 - Tax Rate

                 Shares and SARs issued pursuant to the same Option grant are referred to in this Plan as "related" to each other.

                 (q) "Subsidiary" means any corporation fifty percent (50%) or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

         3. Administration. This Plan will be administered by a Committee of three or more persons. The Board is authorized to appoint a successor to any Committee member who ceases to serve. The Board shall not appoint to the Committee any person, who, for at least one (1) year prior to his appointment to the Committee, was eligible to participate in either this Plan or any other plan of the Company or any of its affiliates that entitles participants to acquire stock, stock options, or stock appreciation rights of the Company or its affiliates. A Committee member is ineligible to participate in this Plan during the time that he serves on the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous, written consent of the Committee. The Committee has the exclusive power to select the participants in this Plan, to establish the terms of the Options granted to each participant, and to make all other determinations necessary or advisable under the Plan. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan and to determine the amount of the award. The Committee has full and exclusive power to construe and interpret this Plan, to describe, amend, and rescind rules and regulations relating to this Plan, and to take all actions necessary or advisable for the

Plan's administration. Any such determination made by the Committee will be final and binding on all persons. A member of the Committee will not be liable for performing any act or making any determination in good faith.

         4. Shares Subject to Option. Subject to the provisions of paragraph 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be one hundred sixty-five thousand (165,000). Such Shares may be authorized, but unissued, or may be treasury shares. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

         5.      Participants.

                 (a) Eligible Employees. Every Employee as the Committee in its sole discretion designates, is eligible to participate in this Plan.
The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Options, including, without limitation, (i) the financial condition of the Company or its Subsidiaries; (ii) expected profits for the current or future years; (iii) the contributions of a prospective participant to the profitability and success of the Company or its Subsidiaries; and (iv) the adequacy of the prospective participant's other compensation. Participants may include persons to whom stock, stock options, stock appreciation rights, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

                 (b) No Right of Employment. An Optionee's right, if any, to continue to serve the Company and its Subsidiaries as officer, Employee or otherwise will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation shall not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment or affiliation of any participant.

         6. Option Requirements. Each Option granted under this Plan shall satisfy the following requirements:

                 (a) Written Option. An Option shall be evidenced by a written instrument specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether they intend the Option to be an Incentive Stock Option or a nonstatutory Option, and (iii) such terms and conditions consistent with the Plan as the Committee shall determine.

                 (b) Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period, the Option shall expire.

                 (c) Option Exercisability. Unless otherwise provided by the Committee on the grant of an Option, each Option shall be exercisable only as to no more than one-fifth (1/5) of the total number of shares covered by the Option during each twelve (12) month period commencing twelve (12) months after the date the Option is granted. Notwithstanding the foregoing, an Option is exercisable only if the issuance of Shares pursuant to the exercise would be in compliance with applicable securities laws, as contemplated by Section 11 of this Plan. To the extent an option is either unexercisable or unexercised, the unexercised portion shall accumulate until the Option both becomes exercisable and is exercised, but in no case beyond the date that is ten (10) years from the date the Option is granted.

                 (d) Acceleration of Vesting. The Board may, in its discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Board at anytime before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

                 (e) Exercise Price. Except as provided in Sections 1(i), 7(a) and 8(a), the exercise price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

                 (f) Termination of Services. If the Optionee ceases Continuous Service for any reason other than death, disability or retirement on or after age 65 of the Optionee, all Options held by the Optionee shall lapse immediately following the last day that the Optionee is employed by the Company, on the effective date of the termination of his services to the Company. On the grant of an Option, the Committee may, in its discretion, extend the time during which the Option may be exercised after termination of services. The maximum period that may be allowed, however, shall be ninety
(90) days. Any such Option shall lapse at the earlier of the end of the Option Period or the end of the period established by the Committee for exercise after termination of services. The Option may be exercised only for the number of Shares for which it could have been exercised on such termination date, subject to any adjustment under Sections 6(d) and 13.

                 (g) Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one (1) year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Section 6(d) and 13.

                 (h) Retirement. If the Optionee retires on or after attaining age 65, the Option shall lapse at the earlier of the end of the Option Period or ninety (90) days after the date of retirement; provided however, the Option can be exercised only for the number of Shares for which it could have been exercised on the retirement date, subject to any adjustment under Sections 6(d) and 13.

                 (i) Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 22(e) (3) of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised only for the number of Shares for which it could have been exercised at the time the Optionee became disabled, subject to any adjustment under Sections 6(d) and 13.

         7. Incentive Stock Options. Any Option intended to qualify as an Incentive Stock Option shall satisfy the following requirements in addition to those requirements stated in Section 6 above:

                 (a) Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary shall be granted at an exercise price of one hundred ten percent (110%) of Fair Market Value on the Date of Grant and shall be exercisable only during the five (5) year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

                 (b) Prior Outstanding Options. Each Option intended to qualify as an Incentive Stock Option (for purposes of this subsection, a "New Option") is exercisable only after the exercise of lapse of all outstanding Incentive Stock Options that were granted to the Optionee before the Date of Grant of the New Option. An Incentive Stock Option must be treated as outstanding until the option is exercised in full or expires because of the lapse of time.

                 (c) Maximum Option Grants. The aggregate Fair Market Value, determined on the Date of Grant, of stock in the Company with respect to which any Optionee may exercise for the first time one or more Incentive Stock Options under the Plan and all other plans of the Company or its parent or Subsidiaries in any calendar year shall not exceed one hundred thousand dollars ($100,000). For purposes of this rule, Incentive Stock Options shall be taken into account in the order in which they were granted.

         8. Nonstatutory Options. Any Option not intended to qualify as an Incentive Stock Option shall be a nonstatutory Option. The grant of the nonstatutory Option, in the discretion of the Committee, may be accompanied by the grant of one Stock Appreciation Right for each Share subject to the Option. Options and SARs issued pursuant to the same grant are referred to as "related" to each other. Nonstatutory Options shall satisfy each of the requirements of
Section 6 of the Plan, except as follows:

                 (a)      Exercise Price.  Notwithstanding the provisions of
Section 6(e), nonstatutory Options may be granted at the exercise price designated by the Committee in accordance with Section 6(e) or at such other price as may be determined by the Committee in its discretion. However, in no event shall the exercise price be less than fifty percent (50%) of the Fair Market Value of the underlying Shares on the date the option is granted.

                 (b) Option Exercisability. Any nonstatutory Option which has a related SAR granted at the same time as the Option may not be exercised
(i) during the six month period immediately following the Date of Grant or (ii) before the Plan is approved by a majority of the Company's shareholders.

         9.      Stock Appreciation Rights.

                 (a) Exercise. SARs are exercisable to the extent, but only to the extent, that the related Option is exercisable. In addition, SARs must be exercised, if at all, by the later of the end of (i) the ninety (90) day period beginning on the date of exercise of the related Option or (ii) the ten (10) day period beginning on the third (3rd) business day following the release of the Company's official financial data for the quarter in which the related Option was exercised. Only one SAR may be exercised for each Share purchased under the related Option. SARs shall be exercised by following the same procedures as are required for the related Option.

                 (b) Forfeiture of SAR. Any SARs that could be but are not exercised by the later of the end of the (i) the ninety (90) day period beginning on the date of exercise of the related Option or (ii) the ten (10) day period beginning on the third (3rd) day following the release of the Company's official financial data for the quarter in which the related Option was exercised shall be forfeited.

                 (c) Termination of SARs. SARs shall terminate at the same time and under the same conditions as the related Option.

                 (d) Payment on Exercise. On the exercise of an SAR, the Committee shall determine the form in which the Company shall pay the value of the SAR to the person exercising the SAR.

         10. Method of Exercise. An Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Option (a) delivers written notice to the Secretary of the Company of the decision to exercise, (b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (c) complies with such other reasonable requirements as the Committee establishes pursuant to Section 11 of the Plan. Payment for Shares with respect to which an Option is exercised may be made in cash, by certified check or wholly or partially in the form of Common Stock having a Fair Market Value equal to the exercise price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

         An Option granted under this Plan may be exercised in increments of not less than one hundred (100) shares, or, if greater, ten percent (10%) of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not affect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

         11.     Taxes; Compliance with Law; Approval of Regulatory Bodies.
The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for that tax. Options and SARs are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (a) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securites and Exchange Commission and remains effective on the date of exercise, or (b) an exemption from the registration requirements of applicable securities laws is available. This Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section. Each Option and SAR may not be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.

         Each person who acquires the right to exercise an Option or SAR by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option or SAR as a condition to his exercise of the Option or SAR. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

         12. Assignability. An Option and SAR granted under this Plan is not transferable except by will or the laws of descent and distribution.
During the lifetime of an Optionee, his Incentive Stock Options are exercisable only by him. In the event that the Optionee becomes incompetent, the Optionee's nonstatutory Options and attendant SARs may be exercised in the manner described herein by the Optionee's legal guardian or the holder of a durable family power of attorney executed by the Optionee.

         13. Adjustment Upon Change of Shares. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options and SARs are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option or SAR outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Board, subject to any required action by stockholders, in any merger, any Option or SAR granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option or SAR would have been entitled to receive in connection with such event.

         14. Change in Control. The Committee may, in its sole discretion and notwithstanding the provisions of Section 6(c), provide for immediate and full exercise of an Option upon the occurrence of a change in control of the Company or Baker, Fentress & Company, a Delaware corporation. Should the Committee determine to make such a provision with respect to the grant of an Option, a representation to that effect shall be set forth in the option agreement between the Company and the Optionee governing the exercise of such Option. For purposes of this Section 14, a "change in control" means the voluntary or involuntary sale, assignment, transfer or other disposition or transfer by operation of law (other than by will, inter vivos gifts to family members for estate planning purposes, or the laws of intestate succession), of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities or partnership interests or by contract or otherwise.

         15. Liability of the Company. The Company, its parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option or SAR.

         16. Amendment and Termination of Plan. Except as provided below, the Board may alter, amend, or terminate this Plan from time to time without approval of the shareholders. However, no amendment by the Board that requires shareholder approval as a condition (a) for the continued satisfaction of applicable requirements of Code Section 422A or any successor provision thereto or (b) of continued reliance by the Board or the Company's officers on the exemptive relief provided by Rule 16b-3 under the Securites Exchange Act of 1934, as amended, or any successor provision thereto shall be effective without shareholder approval.

         Any amendment, whether with or without the approval of shareholders, that alters the terms or provisions of an Option, Prior Option, or SAR granted before the amendment (unless the alteration is expressly permitted under this Plan) will be effective only with the consent of the Optionee to whom the Option or SAR was granted or the holder currently entitled to exercise it.

         17. Expenses of Plan. The Company shall bear the expenses of administering the Plan.

         18. Duration of Plan. Options and SARs may be granted under this Plan only during the five (5) year period immediately following the effective date of this Plan.

         19. Applicable Law. The validity, interpretation, and enforcement of this Plan are governed in all respects by the Laws of the State of Florida and the United States of America.

         20. Effective Date. The effective date of this Plan shall be the date on which the shareholders of the Company ratify the action of the Board of Directors of the Company in adopting the Plan.

Adopted by the Board of                    Ratified by the Shareholders
Directors on March 8, 1990.                on April 26, 1990.

                                                                      APPENDIX B
                          CONSOLIDATED-TOMOKA LAND CO.

 PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 1995

         The undersigned hereby appoints Bruce W. Teeters and Patricia Lagoni, each or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent, and to vote, as designated below, all the shares of common stock of Consolidated-Tomoka Land Co. held of record by the undersigned on March 15, 1995, at the annual meeting of shareholders to be held on May 3, 1995, or any adjournment or postponement thereof.

         PROPOSAL NO. 1 - Election of three Class I Directors for three-year terms ending 1998.

         [] FOR all nominees listed below                   [] WITHHOLD AUTHORITY to vote for all
            (except as marked to the contrary below)           nominees listed below

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

         Class I. John C. Adams, Bob D. Allen, David D. Peterson.

         PROPOSAL NO. 2 - Approval of proposed increase in number of shares subject to Company's 1990 Stock Option Plan from 330,000 shares to 530,000 shares.

              [] FOR                                    [] AGAINST

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




                          CONSOLIDATED-TOMOKA LAND CO.
                                     PROXY

                                         This proxy when properly executed will
                                    be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

                                         Please sign exactly as name appears
                                    below.  When shares are held by joint
                                    tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation or partnership, authorized person should sign full corporation or partnership name and indicate capacity in which they sign.

                                    Dated
                                         ---------------------------------------

                                    Signature
                                             -----------------------------------

                                    Signature
                                             -----------------------------------
                                    (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.